Avadel Pharmaceuticals Plc

Initial financial statements
for the period from 1 December 2015 (date of Incorporation) to
31 December 2016

AVADEL PHARMACEUTICALS PLC

INITIAL FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

AVADEL PHARMACEUTICALS PLC

INTITAL FINANCIAL STATEMENTS
COMPANY INFORMATION

DIRECTORS	Michael S. Anderson
Guillaume Cerutti
Francis J.T. Fildes
Christophe Navarre
Craig R. Stapleton
Benoit Van Assche

REGISTERED OFFICE	Block 10-1
Blanchardstown Corporate Park
Ballycoolin
Dublin 15

REGISTERED NUMBER:	572535

SECRETARY (ASSISTANT)	Bradwell Limited
48 Fitzwilliam Square
Dublin 2

AUDITOR	Deloitte
Chartered Accountants and Statutory Audit Firm
Deloitte & Touche House
Earlsfort Terrace
Dublin 2

SOLICITORS	Arthur Cox
Ten Earlsfort Terrace
Dublin 2

BANKERS	Bank of Ireland International Banking
Colvill House
Dublin 1

AVADEL PHARMACEUTICALS PLC

STATEMENT OF DIRECTORS' RESPONSIBILITIES

The directors are responsible for preparing the Directors' Report and the financial statements in accordance with applicable law and regulations.

Irish company law requires the directors to prepare initial financial statements when a distribution or share buyback is proposed to be declared or carried out during the company's first financial year or before the financial statements are laid before the annual general meeting of the company in respect of that financial year. Accordingly, the directors are required to prepare initial financial statements for the period from 1 December 2015 (date of incorporation). Initial financial statements must be properly prepared that give a true and fair view subject only to matters which are not material for purposes of determining whether the proposed dividend or share buyback would contravene Irish company law by reference to the profits, losses, assets and liabilities, provisions, share capital and reserves including distributable reserves dealt with in the initial financial statements.  Under that law the directors have elected to prepare the financial statements in accordance with the relevant financial reporting framework, FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland.

In preparing these financial statements, the directors are required to:
•	Select suitable accounting policies for the company financial statements and then apply them consistently;
•	Make judgements and estimates that are reasonable and prudent;
•
State whether the initial financial statements have been prepared in accordance with applicable accounting standards, identify those standards, and note the effect and reasons for any material departure from those standards; and

•	Prepare the initial financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors confirm that they have complied with the above requirements in preparing the initial financial statements.

The directors are responsible for ensuring that the company keeps or causes to be kept adequate accounting records which correctly explain and record the transactions of the company, enable at any time the assets, liabilities, financial position and profit or loss of the company to be determined with reasonable accuracy, enable them to ensure that the initial financial statements are properly prepared in accordance with the provisions of Part 6 of the Companies Act 2014 (the "Act") subject only to matters mentioned in section 1083(6)(a) of the Act. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Deloitte Chartered Accountants & Statutory Audit Firm

INDEPENDENT AUDITORS' REPORT TO THE DIRECTORS OF AVADEL PHARMACEUTICALS
PLC PURSUANT TO SECTION 1083(6)(b) OF THE COMPANIES ACT 2014
We have examined the initial financial statements of Avadel Pharmaceuticals Plc for the period from 1 December 2015 (date of incorporation) to 31 December 2016 which comprise the Statement of Comprehensive Income, Statement of changes in Equity, the Statement of Financial Position, Statement of Cashflows and the related notes 1 to 17. These initial financial statements have been prepared under the accounting policies set out therein.
This report is made solely to the company's directors in accordance with Section 1083(6)(b) of the Act. Our audit work has been undertaken so that we might state to the company's directors those matters we are required to state in an auditors' report on initial financial statements and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company's directors, for our audit work, for this report, or for the opinions we have formed.
Respective responsibilities of directors and auditors
As described in the Statement of Directors' Responsibilities, the directors are responsible for preparing the initial financial statements in accordance with the applicable Irish law and the relevant financial reporting framework, FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland.
Our responsibility is to report to you our opinion as to whether the initial financial statements have been properly prepared within the meaning of section 1083(8) of the Companies Act 2014.
Opinion
In our opinion the initial financial statements for the period from 1 December 2015 (date of incorporation) to 31 December 2016 have been properly prepared within the meaning of Section 1083(8) of the Companies Act 2014.
/s/ Deloitte
Deloitte
Chartered Accountants and Statutory Audit Firm
Dublin

Date: 8 May 2017

Member of Deloitte Touche Tohmatsu

AVADEL PHARMACEUTICALS PLC

STATEMENT OF COMPREHENSIVE INCOME (Amounts in $ Thousands)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

The Company did not trade during the financial period and received no income and incurred no expenditure.  Consequently, during the current financial period the company made neither a profit nor a loss.

AVADEL PHARMACEUTICALS PLC

STATEMENT OF CHANGES IN EQUITY (Amounts in $ Thousands)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

	Share capital $'000	Share Premium $'000	Other Reserves $'000	Total Equity $'000

At 1 December 2015	-	-	-	-

Result for the period	-	-	-	-
Allotment of 100 ordinary shares	-	80,000	-	80,000
Allotment of 25,000 ordinary deferred shares	26	-	-	26
Share issued as part of cross-border merger	414	318,040	(9,462)	308,992

At 31 December 2016	$440	$398,040	$(9,462)	$389,018

Share premium

This reserve records the excess of the fair value of the consideration receivable for issued shares above the nominal value of shares issued.

Other reserves

These reserves comprise the merger reserves arising on cross border merger

AVADEL PHARMACEUTICALS PLC

STATEMENT OF FINANCIAL POSITION (Amounts in $ thousands)
AT 31 DECEMBER 2016

		2016
	Note	$'000
FIXED ASSETS
Tangible assets	7	2,425
Financial assets	8	225,333

		227,758
CURRENT ASSETS
Debtors	9	21,148
Due within one year
-Due after one year	9	33,121
-Investments	10	104,946
Cash at bank and in hand		11,856

		171,071
CURRENT LIABILITIES
Creditors (amounts falling due within one year)	11	(5,302)

NET CURRENT LIABILITIES		165,769

Total assets less current liabilities		393,527

Creditors (amounts falling due after more than one year)	11	(2,078)

PROVISION FOR LIABILITIES AND CHARGES
Defined benefit pension scheme liability	12	(2,431)

NET ASSETS		389,018

CAPITAL AND RESERVES
Called up share capital presented as equity	13	440
Share premium	13	398,040
Other reserves	14	(9,462)

Profit and loss account		-

SHAREHOLDERS' FUNDS		389,018

The initial financial statements were approved by the board on May 5, 2017 and signed on its behalf by:

Michael S. Anderson                                                                                          Craig R. Stapleton
/s/ Michael S. Anderson                                                                                      /s/ Craig R. Stapleton

AVADEL PHARMACEUTICALS PLC

STATEMENT OF CASHFLOWS
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

		2016
	Note	$'000
		-
NET CASH FLOWS FROM OPERATING ACTIVITIES
CASH FLOWS FROM INVESTING ACTIVITIES
Cash received as part of cross border merger		11,831

NET CASH FLOWS FROM INVESTING ACTIVITIES		11,831

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid
Repayment of borrowings		-
Repayments of obligations under finance lease		-
Proceeds on issue of shares		25
New bank loans raised		-

NET CASH FLOWS FROM FINANCING ACTIVITIES		25

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS		11,856

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD		-
Effect of foreign exchange rate changes		-

CASH AND CASH EQUIVALENTS AT END OF PERIOD		$11,856

RECONCILIATION TO CASH AT BANK AND IN HAND: Cash at bank and in hand at end of period		11,856
Cash equivalents		-

Cash and cash equivalents at end of period		$11,856

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

1.	ACCOUNTING POLICIES
Basis of preparation
The initial financial statements of Avadel Pharmaceuticals Plc have been prepared in contemplation of a proposed distribution, as required by Section 1083 of the Act. The initial financial statements are presented as of and for the period from 1 December 2015 (date of incorporation) to 31 December 2016.

The initial financial statements have been prepared on a going concern basis and in accordance with the provisions of Section 1083 of the Act and Financial Reporting Standard 102 (FRS 102) issued by the Financial Reporting Council, subject only to matters which are not material for the purpose of determining whether the proposed distribution would contravene company law by reference to the profits, losses, assets and liabilities, provisions, share capital and reserves including distributable reserves dealt with in the initial financial statements.

As detailed in note 17, post statement of financial position events, on 6 March 2017 the Irish High Court approved the conversion of $317,254 of the company's share premium to distributable reserves.

The initial financial statements of the company present the profit and loss account, statement of financial position, statement of changes in equity and statement of cash flows on a stand-alone basis. These are not the statutory financial statements of the company, which will be laid before the next Annual General Meeting.

The principal accounting policies are summarised below.  They have all been applied consistently throughout the period.

General Information and Basis of Accounting
Avadel Pharmaceuticals plc was incorporated on December 1, 2015 as an Irish private limited company, and re-registered as an Irish public limited company, or plc, on November 21, 2016. Its principal place of business is located at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland. Its website is www.Avadel.com.

The Company is the successor to Flamel Technologies S.A., a French société anonyme ("Flamel"), as the result of the merger of Flamel with and into the company which was completed at 11:59:59 p.m., Central Europe Time, on December 31, 2016 (the "Merger") pursuant to the agreement between Flamel and Avadel entitled Common Draft Terms of Cross-Border Merger dated as of June 29, 2016. Immediately prior to the merger, the Company was a wholly owned subsidiary of Flamel. In accordance with the merger agreement, Flamel ceased to exist as a separate entity and the company continued as the surviving entity and assumed all of the assets and liabilities of Flamel.  These assets and liabilities were valued using the book value of the assets and liabilities at the time of the merger.
The financial statements have been prepared under the historical cost convention, modified to include certain items at fair value, and in accordance with Financial Reporting Standard 102 (FRS 102) issued by the Financial Reporting Council, and promulgated for use in Ireland by Chartered Accountants Ireland.

The functional currency of the Company is considered to be US dollar because that is the currency of the primary economic environment in which the company operates.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

1.	ACCOUNTING POLICIES (CONTINUED)

Going Concern
The company's business activities, together with the factors likely to affect its future development, performance and position are set out in the Business Review which forms part of the directors' report. The directors' report also describes the financial position of the company, the company's objectives, policies and processes for managing its capital, its financial risk management objectives and details of its financial instruments and its exposure to credit risk and liquidity risk.

The directors have a reasonable expectation that the Company has adequate resources to continue in operational existence for the foreseeable future. Thus, they continue to adopt the going concern basis of accounting in preparing the initial financial statements.

Tangible fixed assets
Tangible fixed assets are stated at cost or valuation, net of depreciation and any provision for impairment. Depreciation is provided on all tangible fixed assets, other than investment properties and freehold land, at rates calculated to write off the cost or valuation, less estimated residual value, of each asset on a straight-line basis over its expected useful life, as follows:

Fixtures, fittings & equipment                                                                         10 years
Computer equipment                                                                                      3 years

Residual value represents the estimated amount which would currently be obtained from disposal of an asset, after deducting estimated costs of disposal, if the asset were already of the age and in the condition expected at the end of its useful life.

Investments in Subsidiary
The company's investment in subsidiaries are initially recorded at fair value of consideration given plus any directly attributable costs. The investments are tested for impairment if circumstances or indicators suggest that impairment may exist.

Financial instruments

Financial Assets & Liabilities (including Investment in Subsidiary Undertakings)
All financial assets and liabilities are initially measured at transaction price (including transaction costs), except for those financial assets classified as at fair value through profit or loss, which are initially measured at fair value (which is normally the transaction price excluding transaction costs), unless the arrangement constitutes a financing transaction. If an arrangement constitutes a finance transaction, the financial asset or financial liability is measured at the present value of the future payments discounted at a market rate of interest for a similar debt instrument.

Non-current debt instruments which meet the following conditions are subsequently measured at amortised cost using the effective interest method:

(a) Returns to the holder are (i) a fixed amount; or (ii) a fixed rate of return over the life of the instrument; or (iii) a variable return that, throughout the life of the instrument, is equal to a single referenced quoted or observable interest rate; or (iv) some combination of such fixed rate and variable rates, providing that both rates are positive.

(b) There is no contractual provision that could, by its terms, result in the holder losing the principal amount or any interest attributable to the current period or prior periods.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

1.	ACCOUNTING POLICIES (CONTINUED)

(c) Contractual provisions that permit the issuer to prepay a debt instrument or permit the holder to put it back to the issuer before maturity are not contingent on future events, other than to protect the holder against the credit deterioration of the issuer or a change in control of the issuer, or to protect the holder or issuer against changes in relevant taxation or law.

(d) There are no conditional returns or repayment provisions except for the variable rate return described in (a) and prepayment provisions described in (c).

Debt instruments that are classified as payable or receivable within one year and which meet the above conditions are measured at the undiscounted amount of the cash or other consideration expected to be paid or received, net of impairment.

Other debt instruments not meeting these conditions are measured at fair value through profit or loss.

Financial assets are derecognised when and only when

a) the contractual rights to the cash flows from the financial asset expire or are settled,

b) the Company transfers to another party substantially all of the risks and rewards of ownership of the financial asset, or

c) the Company, despite having retained some significant risks and rewards of ownership, has transferred control of the asset to another party and the other party has the practical ability to sell the asset in its entirety to an unrelated third party and is able to exercise that ability unilaterally and without needing to impose additional restrictions on the transfer.

Fair value measurement
The best evidence of fair value is a quoted price for an identical asset in an active market. When quoted prices are unavailable, the price of a recent transaction for an identical asset provides evidence of fair value as long as there has not been a significant change in economic circumstances or a significant lapse of time since the transaction took place. If the market is not active and recent transactions of an identical asset on their own are not a good estimate of fair value, an entity estimates the fair value by using a valuation technique.

Stocks
Stocks are stated at the lower of cost and estimated selling price less costs to sell, which is equivalent to the net realisable value. Cost includes materials, direct labour and a proportion of manufacturing overheads based on normal levels of activity. Cost is calculated using the FIFO (first-in, first-out) method. Provision is made for obsolete, slow-moving or defective items where appropriate.

Impairment of Assets
Assets, other than those measured at fair value, are assessed for indicators of impairment at each statement of financial position date. If there is objective evidence of impairment, an impairment loss is recognised in profit or loss as described below.

Non-financial assets
An asset is impaired where there is objective evidence that, as a result of one or more events that occurred after initial recognition, the estimated recoverable value of the asset has been reduced. The recoverable amount of an asset is the higher of its fair value less costs to sell and its value in use.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

1.	ACCOUNTING POLICIES (CONTINUED)

The recoverable amount of goodwill is derived from measurement of the present value of the future cash flows of the cash-generating units ("CGU") of which the goodwill is a part. Any impairment loss in respect of a CGU is allocated first to the goodwill attached to that CGU, and then to other assets within that CGU on a pro-rata basis.

Where indicators exist for a decrease in impairment loss, the prior impairment loss is tested to determine reversal. An impairment loss is reversed on an individual impaired asset to the extent that the revised recoverable value does not lead to a revised carrying amount higher than the carrying value had no impairment been recognised. Where a reversal of impairment occurs in respect of a CGU, the reversal is applied first to the assets (other than goodwill) of the CGU on a pro-rata basis and then to any goodwill allocated to that CGU.

Financial assets
For financial assets carried at amortised cost, the amount of an impairment is the difference between the asset's carrying amount and the present value of estimated future cash flows, discounted at the financial asset's original effective interest rate.

For financial assets carried at cost less impairment, the impairment loss is the difference between the asset's carrying amount and the best estimate of the amount that would be received for the asset if it were to be sold at the reporting date.

Where indicators exist for a decrease in impairment loss, and the decrease can be related objectively to an event occurring after the impairment was recognised, the prior impairment loss is tested to determine reversal. An impairment loss is reversed on an individual impaired financial asset to the extent that the revised recoverable value does not lead to a revised carrying amount higher than the carrying value had no impairment been recognised.

Taxation
Current tax, including Irish corporation tax and foreign tax, is provided at amounts expected to be paid (or recovered) using the tax rates and laws that have been enacted or substantively enacted by the statement of financial position date.

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the statement of financial position date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the statement of financial position date. Timing differences are differences between the company's taxable profits and its results as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in periods different from those in which they are recognised in the financial statements.

Unrelieved tax losses and other deferred tax assets are recognised only to the extent that, on the basis of all available evidence, it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

When the amount that can be deducted for tax for an asset (other than goodwill) that is recognised in a business combination is less (more) than the value at which it is recognised, a deferred tax liability (asset) is recognised for the additional tax that will be paid (avoided) in respect of that difference. Similarly, a deferred tax asset (liability) is recognised for the additional tax that will be avoided (paid) because of a difference between the value at which a liability is recognised and the amount that will be assessed for tax. The amount attributed to goodwill is adjusted by the amount of deferred tax recognised.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

1.	ACCOUNTING POLICIES (CONTINUED)

Deferred tax liabilities are recognised for timing differences arising from investments in subsidiaries and associates, except where the company is able to control the reversal of the timing difference and it is probable that it will not reverse in the foreseeable future.

Deferred tax is measured using the tax rates and laws that have been enacted or substantively enacted by the statement of financial position date that are expected to apply to the reversal of the timing difference. Deferred tax relating to property, plant and equipment measured using the revaluation model and investment property is measured using the tax rates and allowances that apply to sale of the asset.

The tax expense or income is presented in the same component of comprehensive income or equity as the transaction or other event that resulted in the tax expense or income.

Current tax assets and liabilities are offset only when there is a legally enforceable right to set off the amounts and the company intends either to settle on a net basis or to realise the asset and settle the liability simultaneously.

Deferred tax assets and liabilities are offset only if: a) the company has a legally enforceable right to set off current tax assets against current tax liabilities; and b) the deferred tax assets and deferred tax liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities which intend either to settle current tax liabilities and assets on a net basis, or to realise the assets and settle the liabilities simultaneously, in each future period in which signiﬁcant amounts of deferred tax liabilities or assets are expected to be settled or recovered.

Retirement benefits
For defined benefit schemes the amounts charged to operating profit are the costs arising from employee services rendered during the period and the cost of plan introductions, benefit changes, settlements and curtailments. They are included as part of staff costs. The net interest cost on the net defined benefit liability is charged to profit or loss and included within finance costs. Remeasurement comprising actuarial gains and losses are recognised immediately in other comprehensive income.

Defined benefit schemes are funded, with the assets of the scheme held separately from those of the Company, in separate trustee administered funds. Pension scheme assets are measured at fair value and liabilities are measured on an actuarial basis using the projected unit credit method. The actuarial valuations are obtained at least annually and are updated at the statement of financial position date.

For defined contribution schemes the amount charged to the profit and loss account in respect of pension costs and other post-retirement benefits is the contributions payable in the year. Differences between contributions payable in the year and contributions actually paid are shown as either accruals or prepayments in the statement of financial position.

Other long-term employee benefits are measured at the present value of the benefit obligation at the reporting date.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

1.	ACCOUNTING POLICIES (CONTINUED)

Foreign currency
Transactions in foreign currencies are recorded at the rate of exchange at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the statement of financial position date are reported at the rates of exchange prevailing at that date.

Exchange differences arising on translation of the opening net assets are reported in other comprehensive income and accumulated in equity.  Other exchange differences are recognised in profit or loss in the period in which they arise except for exchange differences arising on gains or losses on non-monetary items which are recognized in other comprehensive income.

Leases
Assets held under finance leases, hire purchase contracts and other similar arrangements, which confer rights and obligations similar to those attached to owned assets, are capitalised as tangible fixed assets at the fair value of the leased asset (or, if lower, the present value of the minimum lease payments as determined at the inception of the lease) and are depreciated over the shorter of the lease terms and their useful lives. The capital elements of future lease obligations are recorded as liabilities, while the interest elements are charged to the profit and loss account over the period of the leases to produce a constant periodic rate of interest on the remaining balance of the liability.

Rentals under operating leases are charged on a straight-line basis over the lease term, even if the payments are not made on such a basis. Benefits received and receivable as an incentive to sign an operating lease are similarly spread on a straight-line basis over the lease term.

Share-based payments
The cost of equity-settled transactions with employees is measured by reference to the fair value of the equity instruments granted at the date at which they are granted and is recognised as an expense over the vesting period, which ends on the date on which the relevant employees become fully entitled to the award. Fair value is determined using an appropriate pricing model. In valuing equity-settled transactions, no account is taken of any vesting conditions, other than conditions linked to the price of the shares of the company (market conditions) and non-vesting conditions. No expense is recognised for awards that do not ultimately vest, except for awards where vesting is conditional upon a market or non-vesting condition, which are treated as vesting irrespective of whether or not the market or non-vesting condition is satisfied, provided that all other performance conditions are satisfied.

At each statement of financial position date before vesting, the cumulative expense is calculated, representing the extent to which the vesting period has expired and management's best estimate of the achievement or otherwise of non-market conditions and of the number of equity instruments that will ultimately vest or in the case of an instrument subject to a market condition, be treated as vesting as described above. The movement in cumulative expense since the previous statement of financial position date is recognised in the income statement, with a corresponding entry in equity.

Where the terms of an equity-settled award are modified or a new award is designated as replacing a cancelled or settled award, the cost based on the original award terms continues to be recognised over the original vesting period. In addition, an expense is recognised over the remainder of the new vesting period for the incremental fair value of any modification, based on the difference between the fair value of the original award and the fair value of the modified award, both as measured on the date of the modification. No reduction is recognised if this difference is negative.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

1.	ACCOUNTING POLICIES (CONTINUED)

Where an equity-settled award is cancelled, it is treated as if it had vested on the date of cancellation, and any cost not yet recognised in the income statement for the award is expensed immediately. Any compensation paid up to the fair value of the award at the cancellation or settlement date is deducted from equity, with any excess over fair value expensed in the income statement.

2.	CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the company's accounting policies, which are described in note 1, the directors are required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources.  The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant.  Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

The following are the critical judgements, apart from those involving estimations (which are dealt with separately below), that the directors have made in the process of applying the company's accounting policies and that have the most significant effect on the amounts recognised in the financial statements.

Operating lease commitments
The Company has entered into leases, as a lessee it obtains use of property, plant and equipment. The classification of such leases as operating or finance lease requires the Company to determine, based on an evaluation of the terms and conditions of the arrangements, whether it retains or acquires the significant risks and rewards of ownership of these assets and accordingly whether the lease requires an asset and liability to be recognised in the statement of financial position.

Going concern
The directors have considered the applicability of the going concern basis in the preparation of these financial statements; refer to Note 1.

Intangible and Tangible assets
The Company establishes a reliable estimate of the useful life of intangible and tangible assets. This estimate is based on a variety of factors such as the expected use of the assets, any legal, regulatory or contractual provisions that can limit useful life and assumptions.
Impairment of Intangible assets
Where there are indicators of impairment of individual assets, the Company performs impairment tests based on fair value less costs to sell or a value in use calculation. The fair value less costs to sell calculation is based on available data from binding sales transactions in an arm's length transaction on similar assets or observable market prices less incremental costs for disposing of the asset. The value in use calculation is based on a discounted cash flow model. The cash flows are derived from the budget for the next five years and do not include restructuring activities that the Company is not yet committed to or significant future investments that will enhance the asset's performance of the cash generating unit being tested. The recoverable amount is most sensitive to the expected probability of launches of developed products and discount rate used for the discounted cash flow model as well as the expected future cash flows and the growth rate used for extrapolation purposes.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

3.	TURNOVER
The Company did not have any turnover for the period ending December 31, 2016.

4.	PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION
The Company did not have any profit or loss on ordinary activities before taxation for the period ending December 31, 2016.

5.	DIRECTORS REMUNERATION AND KEY MANAGEMENT COMPENSATION
Neither the Directors nor Key management received any remuneration from the company during the period ending December 31, 2016. Full details of Directors remuneration paid by other group entities will be disclosed in the statutory financial statements of the company, which will be laid before the next Annual General Meeting.

6.         SHARE BASED PAYMENTS
Employees take part in the company share based payment scheme operated by Avadel Pharmaceuticals plc.

The scheme includes the grant of share options periodically to employees. These share options vest over 4 years and have a life of 10 years. Share options are equity settled.

The exercise price of the share option is set at the time of grant against the market value of the underlying share. There are no cash settlement alternatives. The fair values of the options granted are measured using the current market value.  The values of the options granted are calculated using a Black-Scholes model.

The following table illustrates the number and weighted average exercise price per option, and movements in, share options during the year:

	2016	2016
	Number of shares under option	Weighted Average
	('000s)	$
Outstanding at the beginning of the period	-	-
Granted during the period (via cross-border merger)	3,732	$12.07
Forfeited during the period	-	-
Exercised during the period	-	-
Expired during the period	-	-
Outstanding at the end of the period; and	3,732	$12.07
Exercisable at the end of the period	1,161	$10.49

Employees taking part in the company share based payment scheme are also granted free share awards.  Free share awards represent Company shares issued free of charge to employees of the Company as compensation for services rendered. The Company measures the total fair value of free share awards on the grant date using the Company's stock price at the time of the grant. Free share awards generally cliff vest at the end of a two year vesting period, and are expensed over this vesting period.  Free share awards are equity settled.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

6.         SHARE BASED PAYMENTS (CONTINUED)

Free share activity and other data:	Number of free shares	Weighted Average
		$
Non-vested free share awards outstanding, Dec 16, 2016	-	-
Granted during the period (per cross-border merger)	573	$12.57
Vested during the period	-	-
Forfeited during the period	-	-
Non-vested free share awards outstanding, Dec 31, 2016	573	$12.57

The expense recognised in respect of share-based payment transactions in the income statement for the period amounted to $0.  The amount recognised as capital contribution is $0 at the period end.

7.         TANGIBLE ASSETS (Amounts in $ thousands)

	Property, Plant & Equipment	Total
	$'000	$'000
Cost
At 1 December 2015	-	-
Additions	2,425	2,425

At 31 December 2016	2,425	2,425

Depreciation
At 1 December 2015	-	-
Charge for the year	-	-

At 31 December 2016	-	-

Net book value
At 31 December 2016	2,425	$2,425

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

8.	FIXED ASSET INVESTMENTS (Amounts in $ thousands)

Principal Company Investments
The parent Company has investments in the following subsidiary undertakings and other investments affect the net assets of the Company.

Subsidiary Undertakings
$'000
Cost and net book value
At 1 December 2015	-
Additions	225,333

At 31 December 2016	$225,333

Subsidiary Undertakings:	Country	Principal Activity	%

Avadel US Holdings Inc	USA	Marketing Services	100
Avadel France Holding SAS	France	Holding Company	100
Avadel Ireland Ltd	Ireland	Research & Development	100
Avadel Investment Company Limited	Cayman Islands	Investment Services	100

On 14 March 2016, there was a domestic merger between the company and Flamel Irish Holdings Limited, under which all the assets and liabilities of Flamel Irish Holdings Limited, comprising $80,000 investment in Avadel Ireland Limited (formerly Flamel Ireland Limited) transferred by operation of law to the company and Flamel Irish Holdings was subsequently dissolved. The fair value of the consideration was $80,000.

On 30 December 2016, the company acquired a direct interest in Flamel US Holdings Inc.for $145,333.

On 31 December 2016, there was a cross border merger between the company and Flamel Technologies SA (France), under which all the remaining assets and liabilities of Flamel Technologies SA transferred by operation of law to the company and Flamel Irish Holdings was dissolved.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

9.	DEBTORS (Amounts in $ thousands)

2016
$'000
Amounts falling due within one year:
Trade Debtors	201
Amounts owed by Group undertakings	17,272
Other debtors	1,775
Prepayments and accrued income	1,900

21,148

Amounts falling due after one year:
Amounts owed by group undertakings	33,121

$33,121

In April of 2016, Flamel Technologies SA entered into a loan agreement with Avadel Ireland, Ltd, where Flamel agreed to provide a €60,000 loan to Avadel Ireland Ltd.  Interest on the loan is receivable by Flamel Technologies SA and is accrued at a rate of EURIBOR plus 300 basis points.  The term of the loan is three years.  All rights to this loan were transferred to Avadel Pharmaceuticals plc as part of the cross-border merger in December 2016.

10.	CURRENT ASSET INVESTMENTS (Amounts in $ thousands)

2016 $'000
Current Asset Investments:
Listed investments – at fair value	-
Unlisted investments – at fair value	104,946

$104,946

The fair values of unlisted investments are determined with reference to quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are directly or indirectly observable, or inputs that are derived principally from, or corroborated by, observable market data by correlation or other means.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

11.	CREDITORS (Amounts in $ thousands)

2016
$'000
Amounts falling due within one year:

Trade creditors	807
Amounts owed to group undertakings	1,390
Accruals and other creditors	2,837
Other loans	268

5,302

Amounts falling due after one year:	2016
$'000

Other creditors	1,531
Other loans	547

$2,078

12.       RETIREMENT BENEFIT SCHEMES (Amounts in $ thousands)

The Company is required by French law to deduct specific monthly payroll amounts to support post-retirement benefit programs sponsored by the relevant government agencies in France. As the ultimate obligation is maintained by the French government agencies, there is no additional liability recorded by the Company in connection with these plans. Expenses recognized for these plans were $0 during the period.

French law requires the Company to provide for the payment of a lump sum retirement indemnity to French employees based upon years of service and compensation at retirement. The retirement indemnity has been actuarially calculated on the assumption of voluntary retirement at a government-defined retirement age. Benefits do not vest prior to retirement. Any actuarial gains or losses are recognized in the Company's consolidated statements of income (loss) in the periods in which they occur.

The benefit obligation is calculated as the present value of estimated future benefits to be paid, using the following assumptions for the years ended December 31:

Key assumptions used:	2016

Compensation rate increase	3.00%
Discount rate	1.31%
Employee turnover	Actuarial Standard
Average age of retirement	60 to 65 years

Certain actuarial assumptions, such as discount rate, have a significant effect on the amounts reported for net periodic benefit cost and accrued retirement indemnity benefit obligation amounts. The discount rate is determined annually by benchmarking a published long-term bond index using the iBoxx € Corporates AA 10+ index.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

12.       RETIREMENT BENEFIT SCHEMES (Amounts in $ thousands) (CONTINUED)

The benefit obligation is calculated as the present value of estimated future benefits to be paid, using the following assumptions for the years ended December 31:

Key assumptions used:	2016

Compensation rate increase	3.00%
Discount rate	1.31%
Employee turnover	Actuarial Standard
Average age of retirement	60 to 65 years

Certain actuarial assumptions, such as discount rate, have a significant effect on the amounts reported for net periodic benefit cost and accrued retirement indemnity benefit obligation amounts. The discount rate is determined annually by benchmarking a published long-term bond index using the iBoxx € Corporates AA 10+ index.

Changes in the funded status of the retirement indemnity benefit plans were as follows for the years ended December 31:

Retirement Benefit Obligation Activity:	2016 $'000

Retirement indemnity benefit obligation, beginning of period	-
Service cost	-
Interest cost	-
Benefits paid	-
Actuarial loss (gain)	-
Exchange rate changes	-
Transfer in due to cross-border merger	2,431

Retirement indemnity benefit obligation, end of year	$2,431

The lump sum retirement indemnity is accrued on the company's statement of financial position within non-current other liabilities, excluding the current portion. As these are not funded benefit plans, there are no respective assets recorded.

The future expected benefits to be paid over the next five years and for the five years thereafter is as follows for the years ended December 31:

Future Retirement Indemnity Benefit Obligation:	Balance: $'000

2017	-
2018	-
2019	11
2020	-
2021	-
Next five years	1,061

Total	$1,072

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

13.       CALLED UP SHARE CAPITAL (Amounts in $ thousands)

2016
$'000
Authorised:
25,000 deferred ordinary shares of €1.00 each	26
500,000,000 ordinary shares of $.01 each	5,000
50,000,000 preferred shares of $.01 each	500

Allotted, called up and fully paid
25,000 deferred ordinary shares of €1.00 each	26
41,379,554 ordinary shares of $.01 each	414

Called up share capital presented as equity	$440
=========

In March of 2016, there was a domestic merger between the company and Flamel Irish Holdings Limited, where 100 ordinary shares were issued to Flamel Technologies SA following the merger.  On 11 November 2016, the Company acquired and cancelled 100 ordinary shares for Nil consideration.

In November of 2016, Flamel US Holdings Inc. subscribed to 25,000 ordinary deferred shares in order for Avadel Pharmaceuticals plc to meet minimum capital requirements set out by Irish law.  These minimum capital requirements were necessary for Avadel Pharmaceuticals plc to become a public limited company.

In December of 2016, all outstanding American Depository Shares representing ordinary shares of Flamel Technologies SA were cancelled and exchanged on a one-for-one basis for ADSs representing 41,370,804 ordinary shares of Avadel Pharmaceuticals plc as part of a cross-border merger.

14.	OTHER RESERVES (Amounts in $ thousands)

The Company recorded $9,462 of Merger Reserves related to the completion of the cross-border merger on December 31, 2016.

15.       FINANCIAL COMMITMENTS

Operating leases
Future minimum lease payments under non-cancellable operating leases are as follows:

2016
$'000

Not later than one year	332
Later than one year and not later than five years	-
Later than five years	-
Total	$332

The Company enters into operating lease arrangements for the hire of buildings as these arrangements are a cost-efficient way of obtaining the short-term benefits of these assets.  There are no other material off-balance sheet arrangements. Other than those noted above, there are no other commitments or contingent liabilities at the end of the financial period.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

16.       GUARANTEES

At December 31, 2016, Avadel Pharmaceuticals plc has provided guarantees to several financing and leasing agreements of certain of its subsidiaries.  Material guarantees are as follows:

Avadel Pharmaceuticals plc is the guarantor of an agreement entered into in March 2012, related to the acquisition of all of the membership interests of Eclat from Breaking Stick Holdings, L.L.C., an affiliate of Deerfield Capital L.P.  In the agreement Avadel US Holdings Inc is required to make earnout payments to Breaking Stick of 20% of any gross profit generated by certain Eclat products.

Avadel Pharmaceuticals plc is the guarantor of a debt financing agreement entered into in February 2013 with Deerfield Management.  In this transaction, Éclat entered into a Royalty Agreement with Horizon Santé FLML, Sarl and Deerfield Private Design Fund II, L.P., both affiliates of the Deerfield Entities (together, "Deerfield PDF/Horizon"). The Royalty Agreement provides for Éclat to pay Deerfield PDF/Horizon 1.75% of the net sales of the Products sold by Eclat and any of its affiliates until December 31, 2024, with royalty payments accruing daily and paid in arrears for each calendar quarter during the term of the Royalty Agreement

Avadel Pharmaceuticals plc is the guarantor of a December 2013 debt financing agreement  conducted with Broadfin Healthcare Master Fund ("Broadfin").  Pursuant to the Broadfin Royalty Agreement, Avadel US Holdings Inc is required to pay a royalty of 0.834% on the net sales of certain products sold by the Company and any of its affiliates until December 31, 2024.

Avadel Pharmaceuticals plc is a guarantor of an agreement where, On February 8, 2016, Avadel US Holdings Inc entered into an agreement to acquire FSC Holdings, LLC ("FSC"), a Charlotte, NC-based specialty pharmaceutical company, from Deerfield CSF, LLC, a Deerfield Management company ("Deerfield"), a related party. Under the terms of the acquisition, which was completed on February 8, 2016, the Company will pay $1,050 annually for five years with a final payment in January 2021 of $15,000 for a total of $20,250 to Deerfield for all of the equity interests in FSC. Avadel US Holdings Inc will also pay Deerfield a 15% royalty per annum on net sales of the current FSC products, up to $12,500 for a period not exceeding ten years.

Avadel Pharmaceuticals plc is the guarantor of a lease agreement in Ireland where Avadel Ireland Ltd leases office space in Dublin, Ireland.

Avadel Pharmaceuticals plc is the guarantor of a lease agreement in the United States where Avadel Ireland Ltd leases office space in Chesterfield, Missouri.

Avadel Pharmaceuticals plc has assessed the fair value of these guarantees and determined them to be insignificant.

AVADEL PHARMACEUTICALS PLC

NOTES TO THE INITIAL FINANCIAL STATEMENTS (CONTINUED)
FOR THE FINANCIAL PERIOD FROM 1 DECEMBER 2015 (DATE OF INCORPORATION) TO 31 DECEMBER 2016

17.       POST STATEMENT OF FINANCIAL POSITION EVENTS (Amounts in $ thousands)

On January 1, 2017, Avadel Pharmaceuticals plc contributed all the assets and liabilities associated with the research and development services business performed in France to Avadel Research SAS, which is a wholly owned subsidiary of Avadel France Holding SAS.  Avadel Pharmaceuticals plc is expected to manage its investment in Avadel France Holding SAS going forward.

On January 1, 2017 Avadel Investment Company Ltd.  purchased cash and investments of $115,534 held in various Morgan Stanley accounts from Avadel Pharmaceuticals, plc using an intercompany revolving credit facility between the two companies.

On January 2, 2017 Avadel Pharmaceuticals plc subscribed to 1 share of Avadel Ireland Ltd for $33,069 by releasing the intercompany loan between Avadel Pharmaceuticals plc and Avadel Ireland Ltd.

On February 15, 2017, the company filed a petition with the High Court of Ireland seeking the court's confirmation of a reduction of the Company's share premium so that it can be treated as distributable reserves for the purposes of Irish law.

On 6 March 2017, the High Court of Ireland consented to the cancellation of $317,254 of the Company's share premium to be treated as profits available for distribution as defined by section 117 of the Act.  The Minute of the High Court confirming this cancellation was filed with the Irish Companies Registration Office on 6 March 2017, at which time the cancellation of the Company's share premium became effective. The reduction does not affect the Company's authorized share capital of 500,000,000 ordinary shares of US$0.01 each, 50,000,000 preferred shares of US$0.01 each and €25,000 deferred ordinary shares of €1.00 each, of which 41,370,804 fully-paid ordinary shares continue to be issued and outstanding.  As a result of the reduction, the balance standing to the credit of the Company's share premium account is US$80,000.

In March 2017, the Board of Directors approved an authorization to repurchase up to $25,000 of Avadel ordinary shares represented by American Depository Receipts in the open market with an indefinite duration. The timing and amount of repurchases, if any, will depend on a variety of factors, including the price of our shares, cash resources, alternative investment opportunities, corporate, legal and regulatory requirements and market conditions. This share repurchase program may be modified, suspended or discontinued at any time without prior notice. We may also from time to time establish a trading plan under Rule 10b5-1 of the Securities and Exchange Act of 1934 to facilitate purchases of our shares under this program.